UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2015

SOLAR3D, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-49805	01-0592299
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1010 Winding Creek Road, Suite 100 Roseville, CA	95678
(Address of Principal Executive Offices)	(Zip Code)

(805) 690-9000
(Registrant’s telephone number, including area code)

26 West Mission Avenue #8
Santa Barbara, CA
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On October 30, 2015, Solar3D, Inc. (the “Company”) entered into an amendment  (the “Amendment”) to the Agreement and Plan of Merger with Plan B Enterprises, Inc., a California corporation and d/b/a Universal Racking Solutions (“Plan B”), Kirk R. Short and Elite Solar Acquisition Sub., Inc., a wholly owned subsidiary of the Company.  The Amendment amends the contemplated closing date to extend to on or before December 1, 2015. The extension will allow for additional time to complete the audit of the financial statements of Plan B.

Item 9.01                         Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.01	Amendment No. 1 to Agreement and Plan of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 2, 2015

SOLAR3D, INC.

By:	/s/ James B. Nelson
Name: James B. Nelson
Title: Chief Executive Officer